UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 18, 2022, the 2022 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held as a virtual meeting, at www.virtualshareholdermeeting.com/BHLB2022, at 10:00 a.m., Eastern time (the “Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2022.

At the Annual Meeting, 44,376,773 shares of the Company’s common stock were present or represented by proxy, constituting a quorum of the 47,859,734 outstanding shares eligible to vote for the transaction of business. All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director of the Company for a term of one year. The results of the shareholder vote on Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
Baye Adofo-Wilson	38,392,744	505,634	5,478,395
David M. Brunelle	37,422,757	1,475,621	5,478,395
Nina A. Charnley	38,634,344	264,034	5,478,395
John B. Davies	37,007,592	1,890,786	5,478,395
Mihir A. Desai	38,588,644	309,734	5,478,395
William H. Hughes III	38,515,085	383,293	5,478,395
Jeffrey W. Kip	38,608,914	289,464	5,478,395
Sylvia Maxfield	37,440,358	1,458,020	5,478,395
Nitin J. Mhatre	38,552,393	345,985	5,478,395
Laurie Norton Moffatt	37,365,053	1,533,325	5,478,395
Jonathan I. Shulman	38,511,886	386,492	5,478,395
Michael A. Zaitzeff	38,452,382	445,996	5,478,395

Proposal 2 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders gave advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the shareholder vote on Proposal 2 were as follows:

For	Against	Abstain	Broker-Non Votes
37,827,919	906,537	163,922	5,478,395

Proposal 3 – Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The results of the shareholder vote on Proposal 3 were as follows:

For	Against	Abstain
44,100,051	238,520	38,202

Proposal 4 – Proposal to approve the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan

The shareholders approved the Berkshire Hills Bancorp, Inc. 2022 Equity Incentive Plan. The results of the shareholder vote on Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
37,463,858	1,248,241	186,279	5,478,395

Item 8.01    Other Events

On May 20, 2022, the Company issued a news release announcing the results of the Annual Meeting.  A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No. Description

99.1	News Release dated May 20, 2022

104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

DATE: May 20, 2022	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Executive Vice President and General Counsel